EXHIBIT 99.1

For Immediate Release

First Hawaiian, Inc. Reports Fourth Quarter 2020 Financial Results and Declares Dividend

HONOLULU, Hawaii January 22, 2021--(Globe Newswire)--First Hawaiian, Inc. (NASDAQ:FHB), (“First Hawaiian” or the “Company”) today reported financial results for its quarter ended December 31, 2020.

“We finished 2020 with a strong quarter and continued to support our customers and meet their evolving needs by leveraging technology, digital channels and our deep relationships,” said Bob Harrison, Chairman, President and CEO. “In these uncertain times, our ability to remain agile and innovative positions us well to continue supporting our customers and the community.”

On January 20, 2021 the Company’s Board of Directors declared a quarterly cash dividend of $0.26 per share. The dividend will be payable on March 5, 2021 to stockholders of record at the close of business on February 22, 2021.

Fourth Quarter 2020 Highlights:

●	Net income of $61.7 million, or $0.47 per diluted share
●	Net interest income increased $1.2 million, or 0.9%, versus prior quarter
●	Net interest margin (“NIM”) was 2.71%, a 1 basis point increase versus the prior quarter
●	Noninterest income increased $4.7 million, or 9.6%, versus prior quarter
●	Noninterest expense decreased $3.5 million, or 3.8%, versus prior quarter
●	Total deposits increased $330.0 million, or 1.7%, versus prior quarter
●	Recorded a $20.0 million provision for credit losses
●	Board of Directors declared a quarterly dividend of $0.26 per share

Balance Sheet

Total assets were $22.7 billion as of December 31, 2020, compared to $22.3 billion as of September 30, 2020.

Gross loans and leases were $13.3 billion as of December 31, 2020, a decrease of $220.9 million, or 1.6%, from $13.5 billion as of September 30, 2020.

Total deposits were $19.2 billion as of December 31, 2020, an increase of $330.0 million, or 1.7%, from $18.9 billion as of September 30, 2020.

Net Interest Income

Net interest income for the fourth quarter of 2020 was $135.2 million, an increase of $1.2 million, or 0.9%, compared to $134.0 million for the prior quarter.

The NIM was 2.71% in the fourth quarter of 2020, an increase of 1 basis point compared to 2.70% in the third quarter of 2020.

Provision Expense

During the quarter ended December 31, 2020, the Bank recorded a total provision for credit losses of $20.0 million. In the quarter ended September 30, 2020, the total provision for credit losses was $5.1 million.

Noninterest Income

Noninterest income was $53.6 million in the fourth quarter of 2020, an increase of $4.7 million compared to noninterest income of $48.9 million in the third quarter of 2020.

Noninterest Expense

Noninterest expense was $88.1 million in the fourth quarter of 2020, a decrease of $3.5 million compared to noninterest expense of $91.6 million in the third quarter of 2020.

The efficiency ratio was 46.6% and 50.0% for the quarters ended December 31, 2020 and September 30, 2020, respectively.

Taxes

The effective tax rate was 23.5% for the quarter ended December 31, 2020 and 24.5% for the quarter ended September 30, 2020.

Asset Quality

The allowance for credit losses was $208.5 million, or 1.57% of total loans and leases, as of December 31, 2020, compared to $195.9 million, or 1.45% of total loans and leases, as of September 30, 2020. The reserve for unfunded commitments was $30.6 million as of December 31, 2020 compared to $24.6 million as of September 30, 2020. Net charge-offs were $1.4 million, or 0.04% of average loans and leases on an annualized basis for the quarter ended December 31, 2020, compared to net recoveries of $0.1 million, or 0.00% of average loans and leases on an annualized basis for the quarter ended September 30, 2020. Total non-performing assets were $9.1 million, or 0.07% of total loans and leases and other real estate owned, at December 31, 2020, compared to non-performing assets of $17.6 million, or 0.13% of total loans and leases and other real estate owned, at September 30, 2020.

Capital

Total stockholders’ equity was $2.7 billion at both December 31, 2020 and September 30, 2020.

The tier 1 leverage, common equity tier 1 and total capital ratios were 8.00%, 12.47% and 13.72%, respectively, at December 31, 2020, compared with 7.91%, 12.22% and 13.47%, respectively, at September 30, 2020.

The Company suspended its stock repurchase program during the first quarter and did not repurchase any shares of common stock in the fourth quarter.

First Hawaiian, Inc.

First Hawaiian, Inc. (NASDAQ:FHB) is a bank holding company headquartered in Honolulu, Hawaii. Its principal subsidiary, First Hawaiian Bank, founded in 1858 under the name Bishop & Company, is Hawaii’s oldest and largest financial institution with branch locations throughout Hawaii, Guam and Saipan. The company offers a comprehensive suite of banking services to consumer and commercial customers including deposit products, loans, wealth management, insurance, trust, retirement planning, credit card and merchant processing services. Customers may also access their accounts through ATMs, online and mobile banking channels. For more information about First Hawaiian, Inc., visit the Company’s website, www.fhb.com.

Conference Call Information

First Hawaiian will host a conference call to discuss the Company’s results today at 1:00 p.m. Eastern Time, 8:00 a.m. Hawaii Time. To access the call, participants should dial (844) 452-2942 (US/Canada), or (574) 990-9846 (International) ten minutes prior to the start of the call and enter the conference ID: 9772806. A live webcast of the conference call, including a slide presentation, will be available at the following link: www.fhb.com/earnings. The archive of the webcast will be available at the same location. A telephonic replay of the conference call will be available two hours after the conclusion of the call until 4:30 p.m. (Eastern Time) on January 29, 2021. Access the replay by dialing (855) 859-2056 or (404) 537-3406 and entering the conference ID: 9772806.

Forward-Looking Statements

This press release contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements reflect our current views with respect to, among other things, future events and our financial performance. These statements are often, but not always, made through the use of words or phrases such as “may”, “might”, “should”, “could”, “predict”, “potential”, “believe”, “expect”, “continue”, “will”, “anticipate”, “seek”, “estimate”, “intend”, “plan”, “projection”, “would”, “annualized” and “outlook”, or the negative version of those words or other comparable words or phrases of a future or forward-looking nature. These forward-looking statements are not historical facts, and are based on current expectations, estimates and projections about our industry, management’s beliefs and certain assumptions made by management, many of which, by their nature, are inherently uncertain and beyond our control. Accordingly, we caution you that any such forward-looking statements are not guarantees of future performance and are subject to risks, assumptions, estimates and uncertainties that are difficult to predict. Further, statements about the potential effects of the COVID-19 pandemic on our businesses and financial results and conditions may constitute forward-looking statements and are subject to the risk that the actual effects may differ, possibly materially, from what is reflected in those forward-looking statements due to factors and future developments that are uncertain, unpredictable and in many cases beyond our control, including the scope and duration of the pandemic, actions taken by governmental authorities in response to the pandemic, and the direct and indirect impact of the pandemic on our customers, third parties and us. Although we believe that the expectations reflected in these forward-looking statements are reasonable as of the date made, there can be no assurance that actual results will not prove to be materially different from the results expressed or implied by the forward-looking statements. A number of important factors could cause actual results or performance to differ materially from the forward-looking statements, including (without limitation) the risks and uncertainties associated with the ongoing impacts of COVID-19, the domestic and global economic environment and capital market conditions and other risk factors. For a discussion of some of these risks and important factors that could affect our future results and financial condition, see our U.S. Securities and Exchange Commission (“SEC”) filings, including, but not limited to, our Annual Report on Form 10-K for the year ended December 31, 2019 and our Quarterly Reports on Form 10-Q for the quarters ended March 31, 2020, June 30, 2020 and September 30, 2020.

Use of Non-GAAP Financial Measures

We present net interest income, noninterest income, noninterest expense, net income, earnings per share (basic and diluted) and the related ratios described below, on an adjusted, or “core,” basis, each a non-GAAP financial measure. These core measures exclude from the corresponding GAAP measure the impact of certain items that we do not believe are representative of our financial results. We believe that the presentation of these non-GAAP financial measures helps identify underlying trends in our business from period to period that could otherwise be distorted by the effect of certain expenses, gains and other items included in our operating results. We believe that these core measures provide useful information about our operating results and enhance the overall understanding of our past performance and future performance. Investors should consider our performance and financial condition as reported under GAAP and all other relevant information when assessing our performance or financial condition.

Core net interest margin, core efficiency ratio, core return on average total assets and core return on average total stockholders’ equity are non-GAAP financial measures. We compute our core net interest margin as the ratio of core net interest income to average earning assets. We compute our core efficiency ratio as the ratio of core noninterest expense to the sum of core net interest income and core noninterest income. We compute our core return on average total assets as the ratio of core net income to average total assets. We compute our core return on average total stockholders’ equity as the ratio of core net income to average total stockholders’ equity.

Return on average tangible stockholders’ equity, core return on average tangible stockholders’ equity, return on average tangible assets, core return on average tangible assets and tangible stockholders’ equity to tangible assets are non-GAAP financial measures. We compute our return on average tangible stockholders’ equity as the ratio of net income to average tangible stockholders’ equity, which is calculated by subtracting (and thereby effectively excluding) amounts related to the effect of goodwill from our average total stockholders’ equity. We compute our core return on average tangible stockholders’ equity as the ratio of core net income to average tangible stockholders’ equity, which is calculated by subtracting (and thereby effectively excluding) amounts related to the effect of goodwill from our average total stockholders’ equity. We compute our return on average tangible assets as the ratio of net income to average tangible assets, which is calculated by subtracting (and thereby effectively excluding) amounts related to the effect of goodwill from our average total assets. We compute our core return on average tangible assets as the ratio of core net income to average tangible assets. We compute our tangible stockholders’ equity to tangible assets as the ratio of tangible stockholders’ equity to tangible assets, each of which we calculate by subtracting (and thereby effectively excluding) the value of our goodwill. We believe that these measurements are useful for investors, regulators, management and others to evaluate financial performance and capital adequacy relative to other financial institutions. Although these non-GAAP financial measures are frequently used by stakeholders in the evaluation of a company, they have limitations as analytical tools and should not be considered in isolation or as a substitute for analysis of our results or financial condition as reported under GAAP.

Tables 14 and 15 at the end of this document provide a reconciliation of these non-GAAP financial measures with their most directly comparable GAAP measures.

Investor Relations Contact:	Media Contact:
Kevin Haseyama, CFA	Susan Kam
(808) 525-6268	(808) 525-6254
khaseyama@fhb.com	skam@fhb.com

Financial Highlights					Table 1
	For the Three Months Ended			For the Year Ended
	December 31,	September 30,	December 31,	December 31,
(dollars in thousands, except per share data)	2020	2020	2019	2020	2019
Operating Results:
Net interest income	$135,227	$134,002	$139,619	$535,734	$573,402
Provision for credit losses	20,000	5,072	4,250	121,718	13,800
Noninterest income	53,598	48,898	46,708	197,380	192,533
Noninterest expense	88,127	91,629	91,058	367,672	370,437
Net income	61,739	65,101	67,836	185,754	284,392
Basic earnings per share	0.48	0.50	0.52	1.43	2.14
Diluted earnings per share	0.47	0.50	0.52	1.43	2.13
Dividends declared per share	0.26	0.26	0.26	1.04	1.04
Dividend payout ratio	55.32%	52.00%	50.00%	72.73%	48.83%
Supplemental Income Statement Data (non-GAAP):
Core net interest income	$135,227	$134,002	$139,619	$535,734	$573,402
Core noninterest income	58,438	48,874	51,331	202,322	199,748
Core noninterest expense	88,127	91,629	91,010	367,672	367,623
Core net income	65,288	65,083	71,250	189,378	291,785
Core basic earnings per share	0.50	0.50	0.55	1.46	2.19
Core diluted earnings per share	0.50	0.50	0.54	1.45	2.19
Performance Ratio(1):
Net interest margin	2.71%	2.70%	3.15%	2.77%	3.20%
Core net interest margin (non-GAAP)	2.71%	2.70%	3.15%	2.77%	3.20%
Efficiency ratio	46.59%	50.01%	48.86%	50.10%	48.36%
Core efficiency ratio (non-GAAP)	45.43%	50.02%	47.65%	49.77%	47.55%
Return on average total assets	1.09%	1.16%	1.34%	0.85%	1.40%
Core return on average total assets (non-GAAP)	1.16%	1.16%	1.41%	0.87%	1.44%
Return on average tangible assets (non-GAAP)	1.14%	1.21%	1.41%	0.89%	1.47%
Core return on average tangible assets (non-GAAP)(2)	1.21%	1.21%	1.48%	0.91%	1.51%
Return on average total stockholders' equity	8.99%	9.58%	10.21%	6.88%	10.90%
Core return on average total stockholders' equity (non-GAAP)	9.51%	9.57%	10.72%	7.02%	11.18%
Return on average tangible stockholders' equity (non-GAAP)	14.14%	15.16%	16.40%	10.91%	17.62%
Core return on average tangible stockholders’ equity (non-GAAP)(3)	14.95%	15.15%	17.22%	11.12%	18.08%
Average Balances:
Average loans and leases	$13,366,980	$13,559,367	$12,940,956	$13,518,308	$13,063,716
Average earning assets	19,977,933	19,846,674	17,649,343	19,376,343	17,892,440
Average assets	22,468,040	22,341,485	20,089,601	21,869,064	20,325,697
Average deposits	19,020,800	18,892,033	16,355,254	18,252,998	16,613,379
Average stockholders' equity	2,732,271	2,704,129	2,636,651	2,698,853	2,609,432
Market Value Per Share:
Closing	23.58	14.47	28.85	23.58	28.85
High	23.90	18.96	29.47	31.25	29.47
Low	14.16	14.32	25.48	13.56	22.13

	As of	As of	As of
	December 31,	September 30,	December 31,
	2020	2020	2019
Balance Sheet Data:
Loans and leases	$13,279,097	$13,499,969	$13,211,650
Total assets	22,662,831	22,310,701	20,166,734
Total deposits	19,227,723	18,897,762	16,444,994
Short-term borrowings	—	—	400,000
Long-term borrowings	200,010	200,010	200,019
Total stockholders' equity	2,744,104	2,733,934	2,640,258

Per Share of Common Stock:
Book value	$21.12	$21.04	$20.32
Tangible book value (non-GAAP)(4)	13.46	13.38	12.66

Asset Quality Ratios:
Non-accrual loans and leases / total loans and leases	0.07%	0.13%	0.04%
Allowance for credit losses for loans and leases / total loans and leases	1.57%	1.45%	0.99%

Capital Ratios:
Common Equity Tier 1 Capital Ratio	12.47%	12.22%	11.88%
Tier 1 Capital Ratio	12.47%	12.22%	11.88%
Total Capital Ratio	13.72%	13.47%	12.81%
Tier 1 Leverage Ratio	8.00%	7.91%	8.79%
Total stockholders' equity to total assets	12.11%	12.25%	13.09%
Tangible stockholders' equity to tangible assets (non-GAAP)	8.07%	8.16%	8.58%

Non-Financial Data:
Number of branches	54	58	58
Number of ATMs	297	302	301
Number of Full-Time Equivalent Employees	2,103	2,099	2,092

(1)	Except for the efficiency ratio and the core efficiency ratio, amounts are annualized for the three months ended December 31, 2020, September 30, 2020 and December 31, 2019.
(2)	Core return on average tangible assets is a non-GAAP financial measure. We compute our core return on average tangible assets as the ratio of core net income to average tangible assets, which is calculated by subtracting (and thereby effectively excluding) amounts related to the effect of goodwill from our average total assets. For a reconciliation to the most directly comparable GAAP financial measure for core net income, see Table 14, GAAP to Non-GAAP Reconciliation.
(3)	Core return on average tangible stockholders’ equity is a non-GAAP financial measure. We compute our core return on average tangible stockholders’ equity as the ratio of core net income to average tangible stockholders’ equity, which is calculated by subtracting (and thereby effectively excluding) amounts related to the effect of goodwill from our average total stockholders’ equity. For a reconciliation to the most directly comparable GAAP financial measure for core net income, see Table 14, GAAP to Non-GAAP Reconciliation.
(4)	Tangible book value is a non-GAAP financial measure. We compute our tangible book value as the ratio of tangible stockholders’ equity to shares outstanding. Tangible stockholders’ equity is calculated by subtracting (and thereby effectively excluding) amounts related to the effect of goodwill from our total stockholders’ equity. For a reconciliation to the most directly comparable GAAP financial measure for core net income, see Table 14, GAAP to Non-GAAP Reconciliation.

Consolidated Statements of Income	Table 2
	For the Three Months Ended			For the Year Ended
	December 31,	September 30,	December 31,	December 31,
(dollars in thousands, except per share amounts)	2020	2020	2019	2020	2019
Interest income
Loans and lease financing	$118,314	$120,940	$138,033	$496,523	$574,013
Available-for-sale securities	22,752	20,317	20,979	81,808	92,505
Other	615	670	3,120	4,428	12,174
Total interest income	141,681	141,927	162,132	582,759	678,692
Interest expense
Deposits	5,061	6,227	18,222	35,471	87,865
Short-term and long-term borrowings	1,393	1,698	4,291	11,554	17,425
Total interest expense	6,454	7,925	22,513	47,025	105,290
Net interest income	135,227	134,002	139,619	535,734	573,402
Provision for credit losses	20,000	5,072	4,250	121,718	13,800
Net interest income after provision for credit losses	115,227	128,930	135,369	414,016	559,602
Noninterest income
Service charges on deposit accounts	6,769	6,523	9,041	28,169	33,778
Credit and debit card fees	15,583	14,049	16,626	55,451	66,749
Other service charges and fees	8,404	9,021	8,818	33,876	36,253
Trust and investment services income	8,733	8,664	8,855	35,652	35,102
Bank-owned life insurance	4,159	4,903	2,533	15,754	15,479
Investment securities (losses) gains, net	(12)	24	(123)	(114)	(2,715)
Other	9,962	5,714	958	28,592	7,887
Total noninterest income	53,598	48,898	46,708	197,380	192,533
Noninterest expense
Salaries and employee benefits	42,687	44,291	41,098	174,221	173,098
Contracted services and professional fees	13,940	15,073	13,724	60,546	56,321
Occupancy	7,355	6,921	7,231	28,821	28,753
Equipment	5,225	5,137	4,491	20,277	17,343
Regulatory assessment and fees	2,168	2,445	1,802	8,659	7,390
Advertising and marketing	1,096	1,374	1,317	5,695	6,910
Card rewards program	4,890	5,046	8,635	22,114	29,961
Other	10,766	11,342	12,760	47,339	50,661
Total noninterest expense	88,127	91,629	91,058	367,672	370,437
Income before provision for income taxes	80,698	86,199	91,019	243,724	381,698
Provision for income taxes	18,959	21,098	23,183	57,970	97,306
Net income	$61,739	$65,101	$67,836	$185,754	$284,392
Basic earnings per share	$0.48	$0.50	$0.52	$1.43	$2.14
Diluted earnings per share	$0.47	$0.50	$0.52	$1.43	$2.13
Basic weighted-average outstanding shares	129,912,104	129,896,054	130,463,102	129,890,225	133,076,489
Diluted weighted-average outstanding shares	130,314,381	130,085,534	130,845,645	130,220,077	133,387,157

Consolidated Balance Sheets	Table 3
	December 31,	September 30,	December 31,
(dollars in thousands)	2020	2020	2019
Assets
Cash and due from banks	$303,373	$333,744	$360,375
Interest-bearing deposits in other banks	737,571	482,585	333,642
Investment securities, at fair value (amortized cost: $5,985,031 as of December 31, 2020, $5,584,556 as of September 30, 2020 and $4,080,663 as of December 31, 2019)	6,071,415	5,692,883	4,075,644
Loans held for sale	11,579	34,669	904
Loans and leases	13,279,097	13,499,969	13,211,650
Less: allowance for credit losses	208,454	195,876	130,530
Net loans and leases	13,070,643	13,304,093	13,081,120

Premises and equipment, net	322,401	321,229	316,885
Other real estate owned and repossessed personal property	—	—	319
Accrued interest receivable	69,626	66,005	45,239
Bank-owned life insurance	466,537	462,422	453,873
Goodwill	995,492	995,492	995,492
Mortgage servicing rights	10,731	10,922	12,668
Other assets	603,463	606,657	490,573
Total assets	$22,662,831	$22,310,701	$20,166,734
Liabilities and Stockholders' Equity
Deposits:
Interest-bearing	$11,705,609	$11,989,492	$10,564,922
Noninterest-bearing	7,522,114	6,908,270	5,880,072
Total deposits	19,227,723	18,897,762	16,444,994
Short-term borrowings	—	—	400,000
Long-term borrowings	200,010	200,010	200,019
Retirement benefits payable	143,373	138,806	138,222
Other liabilities	347,621	340,189	343,241
Total liabilities	19,918,727	19,576,767	17,526,476

Stockholders' equity
Common stock ($0.01 par value; authorized 300,000,000 shares; issued/outstanding: 140,191,133 / 129,912,272 shares as of December 31, 2020, issued/outstanding: 140,190,428 / 129,911,789 shares as of September 30, 2020 and issued/outstanding: 139,917,150 / 129,928,479 shares as of December 31, 2019)	1,402	1,402	1,399
Additional paid-in capital	2,514,014	2,511,849	2,503,677
Retained earnings	473,974	446,315	437,072
Accumulated other comprehensive income (loss), net	31,604	51,254	(31,749)
Treasury stock (10,278,861 shares as of December 31, 2020, 10,278,639 shares as of September 30, 2020 and 9,988,671 shares as of December 31, 2019)	(276,890)	(276,886)	(270,141)
Total stockholders' equity	2,744,104	2,733,934	2,640,258
Total liabilities and stockholders' equity	$22,662,831	$22,310,701	$20,166,734

Average Balances and Interest Rates									Table 4
	Three Months Ended			Three Months Ended			Three Months Ended
	December 31, 2020			September 30, 2020			December 31, 2019
	Average	Income/	Yield/	Average	Income/	Yield/	Average	Income/	Yield/
(dollars in millions)	Balance	Expense	Rate	Balance	Expense	Rate	Balance	Expense	Rate
Earning Assets
Interest-Bearing Deposits in Other Banks	$688.1	$0.2	0.10%	$889.6	$0.2	0.10%	$548.5	$2.3	1.68%
Available-for-Sale Investment Securities
Taxable	5,632.9	22.0	1.56	5,308.5	20.2	1.52	4,092.2	21.0	2.05
Non-Taxable	220.0	0.9	1.74	25.7	0.1	2.11	—	—	—
Total Available-for-Sale Investment Securities	5,852.9	22.9	1.57	5,334.2	20.3	1.53	4,092.2	21.0	2.05
Loans Held for Sale	16.2	0.1	2.00	10.2	0.1	2.67	1.5	—	2.55
Loans and Leases(1)
Commercial and industrial	3,077.6	22.6	2.93	3,230.4	21.6	2.67	2,668.5	25.3	3.76
Commercial real estate	3,407.2	26.2	3.06	3,418.0	27.8	3.23	3,325.8	35.9	4.28
Construction	703.1	5.6	3.14	637.6	5.2	3.22	497.8	5.4	4.36
Residential:
Residential mortgage	3,679.6	37.1	4.03	3,680.5	37.9	4.12	3,720.2	38.5	4.14
Home equity line	856.8	6.1	2.81	871.1	6.6	3.02	905.6	8.2	3.58
Consumer	1,394.5	19.0	5.43	1,474.4	20.2	5.46	1,635.2	23.3	5.66
Lease financing	248.2	1.8	2.89	247.4	1.8	2.90	187.8	1.4	2.94
Total Loans and Leases	13,367.0	118.4	3.53	13,559.4	121.1	3.56	12,940.9	138.0	4.24
Other Earning Assets	53.7	0.4	3.26	53.3	0.5	3.32	66.2	0.8	4.76
Total Earning Assets(2)	19,977.9	142.0	2.83	19,846.7	142.2	2.86	17,649.3	162.1	3.66
Cash and Due from Banks	289.2			307.9			316.5
Other Assets	2,200.9			2,186.9			2,123.8
Total Assets	$22,468.0			$22,341.5			$20,089.6

Interest-Bearing Liabilities
Interest-Bearing Deposits
Savings	$5,786.4	$0.5	0.03%	$5,768.3	$0.6	0.04%	4,943.2	$3.8	0.31%
Money Market	3,440.9	0.4	0.05	3,288.2	0.4	0.05	3,117.6	5.6	0.72
Time	2,461.3	4.2	0.67	3,029.8	5.2	0.69	2,538.4	8.8	1.37
Total Interest-Bearing Deposits	11,688.6	5.1	0.17	12,086.3	6.2	0.20	10,599.2	18.2	0.68
Short-Term Borrowings	—	—	—	45.1	0.3	2.69	400.1	2.9	2.87
Long-Term Borrowings	200.0	1.4	2.77	200.0	1.4	2.77	200.0	1.4	2.76
Total Interest-Bearing Liabilities	11,888.6	6.5	0.22	12,331.4	7.9	0.26	11,199.3	22.5	0.80
Net Interest Income		$135.5			$134.3			$139.6
Interest Rate Spread			2.61%			2.60%			2.86%
Net Interest Margin			2.71%			2.70%			3.15%
Noninterest-Bearing Demand Deposits	7,332.2			6,805.7			5,756.0
Other Liabilities	514.9			500.3			497.6
Stockholders' Equity	2,732.3			2,704.1			2,636.7
Total Liabilities and Stockholders' Equity	$22,468.0			$22,341.5			$20,089.6

(1)	Non-performing loans and leases are included in the respective average loan and lease balances. Income, if any, on such loans and leases is recognized on a cash basis.
(2)	Interest income includes taxable-equivalent basis adjustments of $0.3 million, $0.3 million and nil for the three months ended December 31, 2020, September 30, 2020 and December 31, 2019, respectively.

Average Balances and Interest Rates						Table 5
	Year Ended			Year Ended
	December 31, 2020			December 31, 2019
	Average	Income/	Yield/	Average	Income/	Yield/
(dollars in millions)	Balance	Expense	Rate	Balance	Expense	Rate
Earning Assets
Interest-Bearing Deposits in Other Banks	$882.1	$2.4	0.27%	$437.8	$9.3	2.11%
Available-for-Sale Investment Securities
Taxable	4,844.5	80.9	1.67	4,309.7	92.5	2.15
Non-Taxable	62.0	1.1	1.77	0.5	—	2.71
Total Available-for-Sale Investment Securities	4,906.5	82.0	1.67	4,310.2	92.5	2.15
Loans Held for Sale	13.0	0.3	2.21	1.0	—	2.53
Loans and Leases(1)
Commercial and industrial	3,168.7	93.2	2.94	2,987.3	122.8	4.11
Commercial real estate	3,419.1	116.9	3.42	3,176.6	143.9	4.53
Construction	615.7	21.3	3.46	547.7	25.5	4.65
Residential:
Residential mortgage	3,698.7	148.4	4.01	3,626.0	150.9	4.16
Home equity line	875.1	27.1	3.10	910.7	34.1	3.74
Consumer	1,501.6	82.9	5.52	1,652.8	91.8	5.56
Lease financing	239.4	6.9	2.90	162.6	5.0	3.08
Total Loans and Leases	13,518.3	496.7	3.67	13,063.7	574.0	4.39
Other Earning Assets	56.4	2.0	3.66	79.8	2.9	3.66
Total Earning Assets(2)	19,376.3	583.4	3.01	17,892.5	678.7	3.79
Cash and Due from Banks	304.9			340.1
Other Assets	2,187.9			2,093.1
Total Assets	$21,869.1			$20,325.7

Interest-Bearing Liabilities
Interest-Bearing Deposits
Savings	$5,538.1	$5.2	0.09%	$4,840.6	$16.6	0.34%
Money Market	3,266.6	6.6	0.20	3,123.5	27.8	0.89
Time	2,839.8	23.7	0.83	2,882.9	43.5	1.51
Total Interest-Bearing Deposits	11,644.5	35.5	0.30	10,847.0	87.9	0.81
Short-Term Borrowings	209.6	6.0	2.87	209.8	5.9	2.82
Long-Term Borrowings	200.0	5.5	2.77	406.6	11.5	2.83
Total Interest-Bearing Liabilities	12,054.1	47.0	0.39	11,463.4	105.3	0.92
Net Interest Income		$536.4			$573.4
Interest Rate Spread			2.62%			2.87%
Net Interest Margin			2.77%			3.20%
Noninterest-Bearing Demand Deposits	6,608.5			5,766.4
Other Liabilities	507.6			486.5
Stockholders' Equity	2,698.9			2,609.4
Total Liabilities and Stockholders' Equity	$21,869.1			$20,325.7

(1)	Non-performing loans and leases are included in the respective average loan and lease balances. Income, if any, on such loans and leases is recognized on a cash basis.
(2)	Interest income includes taxable-equivalent basis adjustments of $0.7 million and nil for the years ended December 31, 2020 and 2019, respectively.

Analysis of Change in Net Interest Income			Table 6
	Three Months Ended December 31, 2020
	Compared to September 30, 2020
(dollars in millions)	Volume	Rate	Total
Change in Interest Income:
Available-for-Sale Investment Securities
Taxable	$1.3	$0.5	$1.8
Non-Taxable	0.8	—	0.8
Total Available-for-Sale Investment Securities	2.1	0.5	2.6
Loans and Leases
Commercial and industrial	(1.0)	2.0	1.0
Commercial real estate	(0.1)	(1.5)	(1.6)
Construction	0.5	(0.1)	0.4
Residential:
Residential mortgage	—	(0.8)	(0.8)
Home equity line	(0.1)	(0.4)	(0.5)
Consumer	(1.1)	(0.1)	(1.2)
Total Loans and Leases	(1.8)	(0.9)	(2.7)
Other Earning Assets	—	(0.1)	(0.1)
Total Change in Interest Income	0.3	(0.5)	(0.2)

Change in Interest Expense:
Interest-Bearing Deposits
Savings	—	(0.1)	(0.1)
Time	(0.9)	(0.1)	(1.0)
Total Interest-Bearing Deposits	(0.9)	(0.2)	(1.1)
Short-Term Borrowings	(0.1)	(0.2)	(0.3)
Total Change in Interest Expense	(1.0)	(0.4)	(1.4)
Change in Net Interest Income	$1.3	$(0.1)	$1.2

Analysis of Change in Net Interest Income			Table 7
	Three Months Ended December 31, 2020
	Compared to December 31, 2019
(dollars in millions)	Volume	Rate	Total
Change in Interest Income:
Interest-Bearing Deposits in Other Banks	$0.5	$(2.6)	$(2.1)
Available-for-Sale Investment Securities
Taxable	6.7	(5.7)	1.0
Non-Taxable	0.9	—	0.9
Total Available-for-Sale Investment Securities	7.6	(5.7)	1.9
Loans Held for Sale	0.1	—	0.1
Loans and Leases
Commercial and industrial	3.5	(6.2)	(2.7)
Commercial real estate	0.8	(10.5)	(9.7)
Construction	1.9	(1.7)	0.2
Residential:
Residential mortgage	(0.4)	(1.0)	(1.4)
Home equity line	(0.4)	(1.7)	(2.1)
Consumer	(3.4)	(0.9)	(4.3)
Lease financing	0.4	—	0.4
Total Loans and Leases	2.4	(22.0)	(19.6)
Other Earning Assets	(0.1)	(0.3)	(0.4)
Total Change in Interest Income	10.5	(30.6)	(20.1)

Change in Interest Expense:
Interest-Bearing Deposits
Savings	0.6	(3.9)	(3.3)
Money Market	0.5	(5.7)	(5.2)
Time	(0.2)	(4.4)	(4.6)
Total Interest-Bearing Deposits	0.9	(14.0)	(13.1)
Short-Term Borrowings	(1.5)	(1.4)	(2.9)
Total Change in Interest Expense	(0.6)	(15.4)	(16.0)
Change in Net Interest Income	$11.1	$(15.2)	$(4.1)

Analysis of Change in Net Interest Income			Table 8
	Year Ended December 31, 2020
	Compared to December 31, 2019
(dollars in millions)	Volume	Rate	Total
Change in Interest Income:
Interest-Bearing Deposits in Other Banks	$5.0	$(11.9)	$(6.9)
Available-for-Sale Investment Securities
Taxable	10.6	(22.2)	(11.6)
Non-Taxable	1.1	—	1.1
Total Available-for-Sale Investment Securities	11.7	(22.2)	(10.5)
Loans Held for Sale	0.3	—	0.3
Loans and Leases
Commercial and industrial	7.1	(36.7)	(29.6)
Commercial real estate	10.3	(37.3)	(27.0)
Construction	2.9	(7.1)	(4.2)
Residential:
Residential mortgage	3.0	(5.5)	(2.5)
Home equity line	(1.3)	(5.7)	(7.0)
Consumer	(8.3)	(0.6)	(8.9)
Lease financing	2.2	(0.3)	1.9
Total Loans and Leases	15.9	(93.2)	(77.3)
Other Earning Assets	(0.9)	—	(0.9)
Total Change in Interest Income	32.0	(127.3)	(95.3)

Change in Interest Expense:
Interest-Bearing Deposits
Savings	2.1	(13.5)	(11.4)
Money Market	1.2	(22.4)	(21.2)
Time	(0.6)	(19.2)	(19.8)
Total Interest-Bearing Deposits	2.7	(55.1)	(52.4)
Short-Term Borrowings	—	0.1	0.1
Long-Term Borrowings	(5.8)	(0.2)	(6.0)
Total Change in Interest Expense	(3.1)	(55.2)	(58.3)
Change in Net Interest Income	$35.1	$(72.1)	$(37.0)

Loans and Leases			Table 9
	December 31,	September 30,	December 31,
(dollars in thousands)	2020	2020	2019
Commercial and industrial	$3,019,507	$3,170,262	$2,743,242
Commercial real estate	3,392,676	3,461,085	3,463,953
Construction	735,819	662,871	519,241
Residential:
Residential mortgage	3,690,218	3,669,051	3,768,936
Home equity line	841,624	864,789	893,239
Total residential	4,531,842	4,533,840	4,662,175
Consumer	1,353,842	1,425,934	1,620,556
Lease financing	245,411	245,977	202,483
Total loans and leases	$13,279,097	$13,499,969	$13,211,650

Deposits			Table 10
	December 31,	September 30,	December 31,
(dollars in thousands)	2020	2020	2019
Demand	$7,522,114	$6,908,270	$5,880,072
Savings	6,020,075	5,994,687	4,998,933
Money Market	3,337,236	3,379,985	3,055,832
Time	2,348,298	2,614,820	2,510,157
Total Deposits	$19,227,723	$18,897,762	$16,444,994

Non-Performing Assets and Accruing Loans and Leases Past Due 90 Days or More			Table 11
	December 31,	September 30,	December 31,
(dollars in thousands)	2020	2020	2019
Non-Performing Assets
Non-Accrual Loans and Leases
Commercial Loans:
Commercial and industrial	$518	$725	$32
Commercial real estate	80	7,067	30
Construction	2,043	2,043	—
Total Commercial Loans	2,641	9,835	62
Residential Loans:
Residential mortgage	6,441	7,798	5,406
Total Residential Loans	6,441	7,798	5,406
Total Non-Accrual Loans and Leases	9,082	17,633	5,468
Other Real Estate Owned	—	—	319
Total Non-Performing Assets	$9,082	$17,633	$5,787

Accruing Loans and Leases Past Due 90 Days or More
Commercial Loans:
Commercial and industrial	$2,108	$1,938	$1,429
Commercial real estate	882	1,307	1,013
Construction	93	100	2,367
Total Commercial Loans	3,083	3,345	4,809
Residential Loans:
Residential mortgage	—	—	74
Home equity line	4,818	4,503	2,995
Total Residential Loans	4,818	4,503	3,069
Consumer	3,266	2,897	4,272
Total Accruing Loans and Leases Past Due 90 Days or More	$11,167	$10,745	$12,150

Restructured Loans on Accrual Status and Not Past Due 90 Days or More	$16,684	$9,726	$14,493
Total Loans and Leases	$13,279,097	$13,499,969	$13,211,650

Allowance for Credit Losses					Table 12
	For the Three Months Ended			For the Year Ended
	December 31,	September 30,	December 31,	December 31,	December 31,
(dollars in thousands)	2020	2020	2019	2020	2019
Balance at Beginning of Period	$195,876	$192,120	$132,964	$130,530	$141,718
Adjustment to Adopt ASC Topic 326	—	—	—	770	—
After Adoption of ASC Topic 326	195,876	192,120	132,964	131,300	141,718
Loans and Leases Charged-Off
Commercial Loans:
Commercial and industrial	(799)	(598)	(204)	(15,572)	(2,718)
Commercial real estate	(30)	—	—	(2,753)	—
Construction	—	—	—	(379)	—
Lease financing	—	—	—	—	(24)
Total Commercial Loans	(829)	(598)	(204)	(18,704)	(2,742)
Residential Loans:
Residential mortgage	—	—	(236)	(14)	(243)
Home equity line	(46)	—	(195)	(54)	(195)
Total Residential Loans	(46)	—	(431)	(68)	(438)
Consumer	(7,049)	(4,238)	(8,689)	(28,791)	(32,807)
Total Loans and Leases Charged-Off	(7,924)	(4,836)	(9,324)	(47,563)	(35,987)
Recoveries on Loans and Leases Previously Charged-Off
Commercial Loans:
Commercial and industrial	2,986	1,699	107	5,005	410
Commercial real estate	615	—	170	615	263
Construction	30	30	—	200	—
Total Commercial Loans	3,631	1,729	277	5,820	673
Residential Loans:
Residential mortgage	37	27	37	216	741
Home equity line	21	16	70	167	226
Total Residential Loans	58	43	107	383	967
Consumer	2,812	3,148	2,256	10,499	9,359
Total Recoveries on Loans and Leases Previously Charged-Off	6,501	4,920	2,640	16,702	10,999
Net Loans and Leases (Charged-Off) Recovered	(1,423)	84	(6,684)	(30,861)	(24,988)
Provision for Credit Losses - Loans and Leases	14,001	3,672	4,250	108,015	13,800
Balance at End of Period	$208,454	$195,876	$130,530	$208,454	$130,530
Average Loans and Leases Outstanding	$13,366,980	$13,559,367	$12,940,956	$13,518,308	$13,063,716
Ratio of Net Loans and Leases Charged-Off to Average Loans and Leases Outstanding(1)	0.04%	—%	0.20%	0.23%	0.19%
Ratio of Allowance for Credit Losses for Loans and Leases to Loans and Leases Outstanding	1.57%	1.45%	0.99%	1.57%	0.99%

(1)	Annualized for the three months ended December 31, 2020, September 30, 2020 and December 31, 2019.

Loans and Leases by Year of Origination and Credit Quality Indicator									Table 13
								Revolving
								Loans
								Converted
	Term Loans						Revolving	to Term
	Amortized Cost Basis by Origination Year						Loans	Loans
							Amortized	Amortized
(dollars in thousands)	2020	2019	2018	2017	2016	Prior	Cost Basis	Cost Basis	Total
Commercial Lending
Commercial and Industrial
Risk rating:
Pass	$873,639	$324,030	$183,329	$73,000	$49,886	$94,360	$1,058,786	$28,853	$2,685,883
Special Mention	20,937	10,370	20,164	2,099	279	8,316	101,183	1,549	164,897
Substandard	23,804	2,023	2,568	677	4,063	8,113	33,775	250	75,273
Other (1)	13,142	13,426	9,246	5,337	1,867	280	50,156	—	93,454
Total Commercial and Industrial	931,522	349,849	215,307	81,113	56,095	111,069	1,243,900	30,652	3,019,507

Commercial Real Estate
Risk rating:
Pass	342,845	611,243	541,104	447,366	295,426	814,398	47,604	323	3,100,309
Special Mention	1,500	63,617	26,187	33,482	37,841	61,279	2,999	—	226,905
Substandard	29	3,964	18,983	3,779	10,615	18,083	9,511	—	64,964
Other (1)	—	—	—	—	—	498	—	—	498
Total Commercial Real Estate	344,374	678,824	586,274	484,627	343,882	894,258	60,114	323	3,392,676

Construction
Risk rating:
Pass	53,931	233,730	202,808	83,792	23,171	41,536	28,386	—	667,354
Special Mention	—	508	707	4,717	—	9,172	—	—	15,104
Substandard	—	—	541	1,840	521	989	—	—	3,891
Other (1)	16,578	16,393	7,775	3,685	1,800	2,656	583	—	49,470
Total Construction	70,509	250,631	211,831	94,034	25,492	54,353	28,969	—	735,819

Lease Financing
Risk rating:
Pass	79,064	60,717	13,669	17,207	3,010	61,266	—	—	234,933
Special Mention	950	892	311	1,300	351	295	—	—	4,099
Substandard	2,708	1,677	327	1,141	—	526	—	—	6,379
Total Lease Financing	82,722	63,286	14,307	19,648	3,361	62,087	—	—	245,411

Total Commercial Lending	$1,429,127	$1,342,590	$1,027,719	$679,422	$428,830	$1,121,767	$1,332,983	$30,975	$7,393,413

								Revolving
								Loans
								Converted
	Term Loans						Revolving	to Term
	Amortized Cost Basis by Origination Year						Loans	Loans
(continued)							Amortized	Amortized
(dollars in thousands)	2020	2019	2018	2017	2016	Prior	Cost Basis	Cost Basis	Total
Residential Lending
Residential Mortgage
FICO:
740 and greater	$728,807	$384,248	$290,484	$361,297	$314,971	$830,795	$—	$—	$2,910,602
680 - 739	85,151	53,090	44,616	50,703	39,230	144,537	—	—	417,327
620 - 679	15,767	7,604	11,460	9,628	7,982	43,393	—	—	95,834
550 - 619	—	1,971	2,818	2,920	4,474	10,144	—	—	22,327
Less than 550	—	861	593	2,916	594	2,138	—	—	7,102
No Score (3)	13,823	18,861	21,214	21,821	14,355	45,147	—	—	135,221
Other (2)	21,011	15,860	18,540	22,677	9,550	13,426	578	163	101,805
Total Residential Mortgage	864,559	482,495	389,725	471,962	391,156	1,089,580	578	163	3,690,218

Home Equity Line
FICO:
740 and greater	—	—	—	—	—	—	608,282	2,163	610,445
680 - 739	—	—	—	—	—	—	159,886	3,155	163,041
620 - 679	—	—	—	—	—	—	44,005	1,571	45,576
550 - 619	—	—	—	—	—	—	11,644	884	12,528
Less than 550	—	—	—	—	—	—	5,159	330	5,489
No Score (3)	—	—	—	—	—	—	4,545	—	4,545
Total Home Equity Line	—	—	—	—	—	—	833,521	8,103	841,624
Total Residential Lending	864,559	482,495	389,725	471,962	391,156	1,089,580	834,099	8,266	4,531,842

Consumer Lending
FICO:
740 and greater	113,373	122,965	99,678	54,691	24,029	6,034	114,748	275	535,793
680 - 739	83,316	90,853	66,143	36,426	16,358	4,985	76,391	773	375,245
620 - 679	40,469	48,904	33,917	24,705	11,144	3,788	36,622	1,221	200,770
550 - 619	9,125	20,274	17,693	15,126	7,825	2,883	12,980	1,458	87,364
Less than 550	3,017	10,139	9,189	6,517	3,123	1,118	5,261	799	39,163
No Score (3)	339	103	64	109	10	—	33,854	356	34,835
Other (2)	380	1,890	73	2,214	45	6,768	69,302	—	80,672
Total Consumer Lending	250,019	295,128	226,757	139,788	62,534	25,576	349,158	4,882	1,353,842

Total Loans and Leases	$2,543,705	$2,120,213	$1,644,201	$1,291,172	$882,520	$2,236,923	$2,516,240	$44,123	$13,279,097

(1)	Other credit quality indicators used for monitoring purposes are primarily FICO scores. The majority of the loans in this population were originated to borrowers with a prime FICO score.
(2)	Other credit quality indicators used for monitoring purposes are primarily internal risk ratings. The majority of the loans in this population were graded with a “Pass” rating.
(3)	No FICO scores are primarily related to loans and leases extended to non-residents. Loans and leases of this nature are primarily secured by collateral and/or are closely monitored for performance.

GAAP to Non-GAAP Reconciliation					Table 14
	For the Three Months Ended			For the Year Ended
	December 31,	September 30,	December 31,	December 31,
(dollars in thousands, except per share amounts)	2020	2020	2019	2020	2019
Income Statement Data:
Net income	$61,739	$65,101	$67,836	$185,754	$284,392
Core net income	$65,288	$65,083	$71,250	$189,378	$291,785

Average total stockholders' equity	$2,732,271	$2,704,129	$2,636,651	$2,698,853	$2,609,432
Less: average goodwill	995,492	995,492	995,492	995,492	995,492
Average tangible stockholders' equity	$1,736,779	$1,708,637	$1,641,159	$1,703,361	$1,613,940

Average total assets	$22,468,040	$22,341,485	$20,089,601	$21,869,064	$20,325,697
Less: average goodwill	995,492	995,492	995,492	995,492	995,492
Average tangible assets	$21,472,548	$21,345,993	$19,094,109	$20,873,572	$19,330,205

Return on average total stockholders' equity(1)	8.99%	9.58%	10.21%	6.88%	10.90%
Core return on average total stockholders' equity (non-GAAP)(1)	9.51%	9.57%	10.72%	7.02%	11.18%
Return on average tangible stockholders' equity (non-GAAP)(1)	14.14%	15.16%	16.40%	10.91%	17.62%
Core return on average tangible stockholders' equity (non-GAAP)(1)	14.95%	15.15%	17.22%	11.12%	18.08%

Return on average total assets(1)	1.09%	1.16%	1.34%	0.85%	1.40%
Core return on average total assets (non-GAAP)(1)	1.16%	1.16%	1.41%	0.87%	1.44%
Return on average tangible assets (non-GAAP)(1)	1.14%	1.21%	1.41%	0.89%	1.47%
Core return on average tangible assets (non-GAAP)(1)	1.21%	1.21%	1.48%	0.91%	1.51%

	As of	As of	As of
	December 31,	September 30,	December 31,
	2020	2020	2019
Balance Sheet Data:
Total stockholders' equity	$2,744,104	$2,733,934	$2,640,258
Less: goodwill	995,492	995,492	995,492
Tangible stockholders' equity	$1,748,612	$1,738,442	$1,644,766

Total assets	$22,662,831	$22,310,701	$20,166,734
Less: goodwill	995,492	995,492	995,492
Tangible assets	$21,667,339	$21,315,209	$19,171,242

Shares outstanding	129,912,272	129,911,789	129,928,479

Total stockholders' equity to total assets	12.11%	12.25%	13.09%
Tangible stockholders' equity to tangible assets (non-GAAP)	8.07%	8.16%	8.58%

Book value per share	$21.12	$21.04	$20.32
Tangible book value per share (non-GAAP)	$13.46	$13.38	$12.66

(1)	Annualized for the three months ended December 31, 2020, September 30, 2020 and December 31, 2019.

GAAP to Non-GAAP Reconciliation					Table 15
	For the Three Months Ended			For the Year Ended
	December 31,	September 30,	December 31,	December 31,
(dollars in thousands, except per share amounts)	2020	2020	2019	2020	2019
Net interest income	$135,227	$134,002	$139,619	$535,734	$573,402
Core net interest income (non-GAAP)	$135,227	$134,002	$139,619	$535,734	$573,402

Noninterest income	$53,598	$48,898	$46,708	$197,380	$192,533
Losses (gains) on sale of securities	12	(24)	123	114	2,715
Costs associated with the sale of stock(1)	4,828	—	4,500	4,828	4,500
Core noninterest income (non-GAAP)	$58,438	$48,874	$51,331	$202,322	$199,748

Noninterest expense	$88,127	$91,629	$91,058	$367,672	$370,437
One-time items(2)	—	—	(48)	—	(2,814)
Core noninterest expense (non-GAAP)	$88,127	$91,629	$91,010	$367,672	$367,623

Net income	$61,739	$65,101	$67,836	$185,754	$284,392
Losses (gains) on sale of securities	12	(24)	123	114	2,715
Costs associated with the sale of stock(1)	4,828	—	4,500	4,828	4,500
One-time noninterest expense items(2)	—	—	48	—	2,814
Tax adjustments(3)	(1,291)	6	(1,257)	(1,318)	(2,636)
Total core adjustments	3,549	(18)	3,414	3,624	7,393
Core net income (non-GAAP)	$65,288	$65,083	$71,250	$189,378	$291,785

Basic earnings per share	$0.48	$0.50	$0.52	$1.43	$2.14
Diluted earnings per share	$0.47	$0.50	$0.52	$1.43	$2.13
Efficiency ratio	46.59%	50.01%	48.86%	50.10%	48.36%

Core basic earnings per share (non-GAAP)	$0.50	$0.50	$0.55	$1.46	$2.19
Core diluted earnings per share (non-GAAP)	$0.50	$0.50	$0.54	$1.45	$2.19
Core efficiency ratio (non-GAAP)	45.43%	50.02%	47.65%	49.77%	47.55%

(1)	Costs associated with the sale of stock for the three and twelve months ended December 31, 2020 and 2019 related to changes in the valuation of the funding swap entered into with the buyer of our Visa Class B restricted sales in 2016.
(2)	One-time items for the three and twelve months ended December 31, 2019 included losses on our funding swap as a result of a 2019 decrease in the conversion rate of our Visa Class B restricted shares sold in 2016. One-time items for the twelve months ended December 31, 2019 also included costs related to a nonrecurring payment for a former executive of the Company pursuant to the Bank’s Executive Change-in-Control Retention Plan and nonrecurring offering costs.
(3)	Represents the adjustments to net income, tax effected at the Company’s effective tax rate for the respective period.